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                        SUPPLEMENT DATED NOVEMBER 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002

             IQ3 THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING THE GUARANTEED RATE OPTIONS ("GROS") THAT ARE CURRENTLY AVAILABLE UNDER THE CONTRACT. THIS SUPPLEMENT MODIFIES THE LANGUAGE IN THE PROSPECTUS AND MODIFIES THE OPTIONS AVAILABLE UNDER THE CONTRACT. THIS MODIFICATION APPLIES TO ALL CONTRACTS SOLD UNDER THE MARKETING NAMES IQ3 THE SMART ANNUITY AND IQ THE SMART ANNUITY.

Due to market conditions, effective immediately Integrity is suspending the availability of the Guaranteed Rate Options (GROs) inside all versions of our IQ variable annuities.

For new customers GROs are not available as an investment option. We will not accept contributions into any GRO on or after November 1, 2002.

For existing contract owners this change means the following:

1. Additional contributions and transfers to the GROs will not be permitted in existing contracts on or after November 1, 2002.

2. This action does not affect any monies currently invested in GROs. At the end of the selected guarantee period, you may renew into any GRO or variable options available at that time.

3. Any monies currently invested in the Systematic Transfer Option (STO) or Dollar Cost Averaging (DCA) programs allocated to GROs are not affected.

4. Monies may continue to be invested in the STO or Money Market DCA programs if allocated to the variable options.

5. Systematic contributions (or PAC payments) received on or after November 1, 2002 allocated to the GROs will not be invested in the GROs. You will be contacted to determine how you want to reallocate these contributions.

This supplement also removes all references to the GRO Accounts, Market Value Adjustment and Adjusted Account Value contained in the prospectus.